RELATED PARTY TRANSACTIONS	12 Months Ended
Sep. 30, 2015
Notes to Financial Statements
NOTE 8. RELATED PARTY TRANSACTIONS

The Company's headquarters is located in the office space of a company affiliated through common ownership. The Company has not recorded any revenue or expense related to the use of the office space as management has determined the usage to be immaterial and the affiliate has not charged for the usage.

As of September 30, 2015 and 2014, the Company owed $70,386 and $56,134, respectively, to a company affiliated through common ownership for the expenses the related party paid on the Company's behalf and services performed by the related party.

Our Chief Executive Officer is the cofounder and Vice Chairman of Akrimax Pharmaceuticals, LLC ("Akrimax"), a privately held pharmaceutical company specializing in producing cardiovascular and general pharmaceutical products (see Note 3).